EXHIBIT 99.2


                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 STANHOME INC.

                              SEPTEMBER 30, 1997

The following historical condensed consolidated balance sheet of Stanhome Inc. as of September 30, 1997 was from the September 30, 1997 Form 10-Q. The pro forma condensed consolidated balance sheet reflects the sale of Worldwide Direct Selling. The pro forma condensed consolidated balance sheet has been prepared assuming the transaction was consummated at the balance sheet date and includes adjustments which give effect to events that are attributable to the transaction and they have a continuing or non recurring impact.


                                                 STANHOME INC.

                                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                              SEPTEMBER 30, 1997

                                                (In Thousands)


                                                                                    Pro Forma
                                                                                   Adjustments
                                                             Stanhome Inc.          Increase
                                                              Historical           (Decrease)               Pro Forma
                                                             -------------         -----------              ---------

ASSETS

CURRENT ASSETS:

 Cash and certificates of deposit                             $ 16,287              $ 66,144 (a)             $ 82,431

 Notes and accounts receivable, net                            175,632                     -                  175,632

 Inventories                                                   104,619                     -                  104,619

 Prepaid expenses                                                3,025                     -                    3,025
                                                              --------              --------                 --------
    Total current assets                                       299,563                66,144                  365,707
                                                              --------              --------                 --------

PROPERTY, PLANT AND EQUIPMENT, at cost                          80,895                     -                   80,895

 Less - Accumulated depreciation and

        amortization                                            46,313                     -                   46,313
                                                              --------              --------                 --------
                                                                34,582                     -                   34,582
                                                              --------              --------                 --------
OTHER ASSETS:

   Goodwill and other intangibles, net                          90,503                     -                   90,503
   Other                                                        21,575                     -                   21,575
                                                              --------              --------                 --------
                                                               112,078                     -                  112,078
                                                              --------              --------                 --------

NET ASSETS OF DISCONTINUED OPERATIONS                           21,994             (  17,461)(b)                4,533
                                                              --------              --------                 --------
                                                              $468,217              $ 48,683                 $516,900
                                                              ========              ========                 ========

See Notes to Pro Forma Condensed Consolidated Information.



                                                 STANHOME INC.

                                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                              SEPTEMBER 30, 1997

                                                (In Thousands)


                                                                                    Pro Forma
                                                                                   Adjustments
                                                            Stanhome Inc.           Increase
                                                             Historical            (Decrease)             Pro Forma
                                                            -------------          -----------            ----------
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:

  Notes and loans payable                                    $119,264               $      -               $119,264

  Accounts payable                                             30,595                  2,332 (e)             32,927

  Federal, state and foreign taxes

    on income                                                  23,889                 17,291 (f)             41,180

  Accrued expenses--

    Royalties                                                   8,981                      -                  8,981
    Vacation, sick and
      postretirement benefits                                   4,012                      -                  4,012
    Pensions and profit sharing                                 2,713                      -                  2,713
    Payroll and commissions                                     4,670                      -                  4,670
    Other                                                      44,383                  4,578 (c)             48,961
                                                             --------               --------               --------
     Total current liabilities                                238,507                 24,201                262,708
                                                             --------               --------               --------
LONG-TERM LIABILITIES:

  Postretirement benefits                                      15,567                      -                 15,567
                                                             --------               --------               --------
     Total long-term liabilities                               15,567                      -                 15,567
                                                             --------               --------               --------
SHAREHOLDERS' EQUITY:

  Common stock                                                  3,154                      -                  3,154

  Capital in excess of par value                               46,729                      -                 46,729

  Retained earnings                                           365,377              (   6,000)(g)            359,377

  Cumulative translation adjustments                        (  32,243)                30,482 (d)          (   1,761)
                                                             --------               --------               --------
                                                              383,017                 24,482                407,499
  Less - Shares held in

   treasury, at cost                                          168,874                      -                168,874
                                                             --------               --------               --------
     Total shareholders' equity                               214,143                 24,482                238,625
                                                             --------               --------               --------
                                                             $468,217               $ 48,683               $516,900
                                                             ========               ========               ========

See Notes to Pro Forma Condensed Consolidated Information.


             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                 STANHOME INC.

                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

The following historical condensed consolidated statement of income of Stanhome Inc. for the nine months ended September 30, 1997 was from the September 30, 1997 Form 10-Q. The pro forma condensed consolidated statement of income reflects the removal of Hamilton Direct Response and Direct Selling from the income of discontinued operations, net of taxes. The pro forma adjustments have been computed assuming the transactions were consummated at the beginning of the nine month period and include adjustments which give effect to events that are attributable to the transactions and that are expected to have a continuing impact.


                                                 STANHOME INC.
                             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                   (In thousands, except per share amounts)


                                                              Pro Forma
                                                                Adjust.
                                                               Increase           Pro Forma
                                                              (Decrease)            Adjust.
                                        Stanhome Inc.           Disc.              Increase
                                         Historical           Operations          (Decrease)         Pro Forma
                                        -------------         ----------           --------          ---------
NET SALES                                $367,323              $    -              $    -             $367,323
COST OF SALES                             198,406                   -                   -              198,406
                                         --------              ------              ------             --------
GROSS PROFIT                              168,917                   -                   -              168,917
SELLING, DISTRIBUTION,
 GENERAL AND
 ADMINISTRATIVE EXPENSES                  143,077                   -                   -              143,077
                                         --------              ------              ------             --------
OPERATING PROFIT                           25,840                   -                   -               25,840
 Interest expense                       (   5,368)                  -               1,950 (j)        (   3,418)
 Other expense, net                     (   2,044)                  -                   -            (   2,044)
                                         --------              ------              ------             --------
INCOME BEFORE INCOME
 TAXES FROM
 CONTINUING OPERATIONS                     18,428                   -               1,950               20,378
 Income taxes                               9,228                   -                 780 (k)           10,008
                                         --------              ------              ------             --------
INCOME OF CONTINUING
 OPERATIONS,
 NET OF TAXES                               9,200                   -               1,170               10,370
INCOME OF DISCONTINUED
 OPERATIONS,
 NET OF TAXES                               2,158             ( 2,158)(h)               -                    -
NET LOSS ON SALE
 OF DIRECT RESPONSE                     (  35,000)                  -                   -            (  35,000)
NET LOSS ON SALE
 OF DIRECT SELLING                              -             ( 6,000)(g)               -            (   6,000)
                                         --------              ------              ------             --------
NET INCOME (LOSS)                       ($ 23,642)            ($8,158)             $1,170            ($ 30,630)
                                         ========              ======              ======             ========
EARNINGS (LOSS)
 PER COMMON SHARE
(Primary and
 fully diluted):
 CONTINUING OPERATIONS                      $ .51                                                        $ .58
 DISCONTINUED OPERATIONS                      .12                                                            -
 SALE OF DIRECT RESPONSE                   ( 1.96)                                                      ( 1.96)
 SALE OF DIRECT SELLING                         -                                                       (  .34)
                                            -----                                                        -----
 TOTAL EARNINGS (LOSS)
   PER COMMON SHARE                        ($1.33)                                                      ($1.72)
                                            =====                                                        =====
AVERAGE SHARES
  FULLY DILUTED                            17,824                                                       17,824

See Notes to Pro Forma Condensed Consolidated Information.


             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                 STANHOME INC.

                     FOR THE YEAR ENDED DECEMBER 31, 1996

The Company's historical statement of income for the year ended December 31, 1996 has been reclassified to present two business segments (Hamilton Direct Response and Direct Selling) as discontinued operations. The pro forma condensed consolidated statement of income reflects the removal of Hamilton Direct Response and Direct Selling from the income of discontinued operations, net of taxes. The pro forma adjustments have been computed assuming the transactions were consummated at the beginning of the year and include adjustments which give effect to events that are attributable to the transactions and that are expected to have a continuing impact. This statement should be read in conjunction with the historical consolidated financial statements of Stanhome Inc. included in its December 31, 1996 Form 10-K, the historical condensed consolidated financial statements of Stanhome Inc. included in its September 30, 1997 Form 10-Q and pro forma financial information on Stanhome Inc. included in its May 22, 1997 Form 8-K.


                                 STANHOME INC.
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                   (In thousands, except per share amounts)


                                                                                     Pro Forma
                                                                                       Adjust.
                                                                                     Increase        Pro Forma
                                                                   Stanhome Inc.    (Decrease)        Adjust.
                                Stanhome Inc.     Reclassi-         Historical        Disc.          Increase
                                 Historical       fications        Reclassified     Operations      (Decrease)       Pro Forma
                                -------------     ---------        -------------    ----------       --------        ---------
NET SALES                        $844,992         ($329,544)        $515,448         $     -         $     -          $515,448
COST OF SALES                     370,178         (  97,998)         272,180               -               -           272,180
                                 --------          --------         --------         -------         -------          --------
GROSS PROFIT                      474,814         ( 231,546)         243,268               -               -           243,268
SELLING, DISTRIBUTION,
 GENERAL AND

 ADMINISTRATIVE EXPENSES          393,349         ( 219,793)         173,556               -               -           173,556
                                 --------          --------         --------         -------         -------          --------
OPERATING PROFIT                   81,465         (  11,753)          69,712               -               -            69,712
  Interest expense              (   8,684)              488        (   8,196)              -           2,600 (j)     (   5,596)
  Other expense, net            (   3,502)              228        (   3,274)              -               -         (   3,274)
                                 --------          --------         --------         -------         -------          --------
INCOME BEFORE INCOME
 TAXES FROM
 CONTINUING OPERATIONS             69,279         (  11,037)          58,242               -           2,600            60,842
  Income taxes                     30,842         (   5,216)          25,626               -           1,040 (k)        26,666
                                 --------          --------         --------         -------         -------          --------
INCOME OF CONTINUING
 OPERATIONS,

 NET OF TAXES                      38,437         (   5,821)          32,616               -           1,560            34,176
INCOME OF DISCONTINUED
 OPERATIONS,
 NET OF TAXES                           -             5,821            5,821        (  5,821)(i)           -                 -
NET LOSS ON SALE OF
 DIRECT RESPONSE                        -         (  35,000)       (  35,000)              -               -         (  35,000)
NET LOSS ON SALE OF
 DIRECT SELLING                         -                 -                -        (  6,000)(g)           -         (   6,000)
                                 --------          --------         --------         -------         -------          --------
NET INCOME (LOSS)                $ 38,437         ($ 35,000)        $  3,437        ($11,821)        $ 1,560         ($  6,824)
                                 ========          ========         ========         ======          =======          ========
EARNINGS (LOSS)
 PER COMMON SHARE
(Primary and
 fully diluted):
  CONTINUING OPERATIONS             $2.12                              $1.80                                             $1.89
  DISCONTINUED OPERATIONS               -                                .32                                                 -
  SALE OF DIRECT RESPONSE               -                             ( 1.93)                                           ( 1.93)
  SALE OF DIRECT SELLING                -                                  -                                            (  .33)
                                    -----                              -----                                             -----
  TOTAL EARNINGS (LOSS)
   PER COMMON SHARE                 $2.12                              $ .19                                            ($ .37)
                                    =====                              =====                                             =====
AVERAGE SHARES
 FULLY DILUTED                     18,120                             18,120                                            18,120

See Notes to Pro Forma Condensed Consolidated Information.





        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The Pro Forma Financial Information has been prepared by Stanhome Inc. and is based upon assumptions deemed proper by it. The Pro Forma Financial Information presented herein is shown for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operations of Stanhome Inc., or of the financial position or results of operations of Stanhome Inc. that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

(a) Reflects the cash received related to the sale of Direct Selling inclusive of escrow amount less taxes due at closing.

(b)  Reflects the elimination of the net assets sold from Direct Selling.

(c)  Reflects accrued transaction fees.

(d) Reflects the cumulative translation adjustment associated with Worldwide Direct Selling.

(e)  Reflects the net payable owed to Direct Selling.

(f)  Reflects income taxes payable due to tax gain on sale of Direct
     Selling.

(g)  Reflects loss associated with sale of Direct Selling.

(h) Reflects the elimination of $1,163,000 Direct Response net loss and $3,321,000 Direct Selling net income.

(i) Reflects the elimination of $6,171,000 Direct Response net loss and $11,992,000 Direct Selling net income.

(j) Reflects the reduction of interest expense associated with use of proceeds received from the sale of Direct Selling.

(k)  Reflects income taxes related to the pro forma adjustment (j).